                                  PROSPECTUS
                                 July 9, 1999


                      The Shepherd Street Equity Fund(TM)
                                 (the "Fund")

                  A Series of The Shepherd Street Funds, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103
                                1-888-575-4800

     The Fund's primary investment objective is growth of capital. The Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

     The minimum investment in the Fund is $1,000 for regular accounts and $1,000 for retirement accounts. The minimum subsequent investment is $500 for regular accounts and $50 for retirement accounts. The Fund is a No-Load Fund. This means that 100% of your initial investment is invested in shares of the Fund.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               RISK/RETURN SUMMARY

Investment Objectives and Goals
The Fund's primary investment objective is to achieve growth of capital.


Principal Investment Strategies
The Fund attempts to achieve its investment objectives by investing primarily in a diversified portfolio of US common stocks and securities convertible into common stocks.

The Fund invests at least 65% of its assets in domestic common stocks or securities convertible into common stocks. The Fund's Adviser invests in the securities of companies that, in the Adviser's opinion, have an above-average potential for future earnings growth. Generally, the Adviser will invest in:

(1) Established companies with above-average prospects for growth. These companies will have strong performance records, solid market positions, high margins and return on equity, and reasonable financial strength;
(2) Small and medium-sized companies (less than $6 billion in total market capitalization) that may be out of favor or not closely followed by investors and are selling at prices which do not reflect adequately their long-term business potential;
(3) Companies in industries that are undergoing consolidation, where the likelihood of acquisitions is high.

In addition to common stock, the Fund may invest up to 25% of its assets in foreign equity securities when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that are considered to be "emerging markets".

Principal Risks of Investing in the Fund
General Risks- You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. When you sell your Fund shares, they may be worth more or less than what you paid for them.

Year 2000 Risks- As with other mutual funds, financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser is also seeking ways to minimize the potential disruptions that may occur as a result of lack of preparation by the companies in which the Fund invests. However, there can be no assurance that the problem will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected nor can there be any assurance that the year 2000 problem will not have any adverse affect on the entities whose securities are held by the Fund or on domestic or global equity markets or economies, generally. The Adviser is considering and will continue to monitor the potential effects on the Fund of Y2K risks on the Fund's investments.

Stock Market Risk. The principal risk of investing in the Fund is the risk of losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time.

Small To Medium-Cap Stocks Risks- The Fund may invest in companies with smaller market capitalizations (less than $6 billion in market capitalization). These companies are relatively smaller, engaged in business mostly within their own geographic region, and may be less well-known to the investment community. Smaller, newer companies have more volatile share prices for several reasons. Small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. As a result, their stock prices react more violently to changes in the marketplace.

Foreign Securities Risks- Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Further, foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

Management Risk- The Fund has a limited operating history, and this may pose additional risks. Further, the Fund's Adviser has no previous experience providing investment advice to a mutual fund. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

                                  PERFORMANCE

Because the Fund has not completed its first full year of operations, a performance bar chart and table describing the Fund's annual performance and comparing that performance to appropriate indices is not yet available. Annual performance information will be included in the Fund's first Annual Report, which will be issued after the end of the Fund's fiscal year, September 30, 1999. Performance information concerning the Fund's first six months of operations is contained in the "Financial Highlights" Section of this Prospectus and in the Fund's Semi-Annual Report, dated March 31, 1999.

                               FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


         Shareholder Fees:
          (fees paid directly from your investment)
         Redemption Fees ...............................       0.50%(1)
         Annual Fund Operating Expenses:
          (expenses that are deducted from Fund assets)
         Management Fees(2) ..............................     1.00%
         Distribution (12b-1) Fees(3) ....................     0.25%
         Other Expenses(4) ...............................     0.05%
                                                               -----
         Total Annual Fund Operating Expenses(5) .........     1.30%

(1) The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them. If charged, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities.
(2) Management fees include a fee of 0.40% for investment advisory services and 0.60% for administrative and other services. Both fees are paid to the Fund's Adviser.
(3) Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(4) Because the Fund has not yet completed its first full year of operations, these expenses are estimates.
(5) The Adviser has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund's expenses do not exceed 1.50% annually. The Adviser may amend or terminate this agreement at any time, but will notify you in writing at least 30 days in advance of any change.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One Year             Three  Years
                           --------             ------------
                            $  132                  $412

A redemption fee of 0.50% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

                             FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance since its inception on September 30, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has not been audited. These Financial Highlights, along with other information concerning the Fund are included in the Fund's semi-annual report, which is available without charge upon request.


The Shepherd Street Equity Fund


FINANCIAL HIGHLIGHTS


Per Share Data (For a Share Outstanding from October 2, 1998* through March 31,
1999)

                                                                                             For the Period
                                                                                                 Ended
                                                                                             March 31, 1999
                                                                                              (Unaudited)
                                                                                            ---------------
 Net Asset Value, Beginning of Period                                                          $ 10.00
                                                                                               --------
  Investment Operations:
                                         Net investment income                                    0.02
                                         Net realized and unrealized gain on investments          2.06
                                         Total from investment operations                         2.08
                                                                                               --------
  Net Asset Value, End of Period                                                               $ 12.08
    Total Return                                                                                 20.80%
  Ratios/Supplemental Data
                                         Net assets, end of period (in 000's)                  $ 3,886
                                         Ratio of expenses to average net assets                  1.25%(1)
                                         Ratio of net investment income to average
                                          net assets                                              0.88%(1)
                                         Portfolio turnover rate                                 31.47%


(1) Annualized


* The Shepherd Street Equity Fund commenced operations on October 2, 1998.

See notes to financial statements contained in the Fund's Semi-Annual Report.


                      INVESTMENT OBJECTIVES AND POLICIES

     The Fund is a diversified mutual fund whose primary investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

     Described below are the types of securities in which the Fund primarily invests. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, can be found in the Fund's Statement of Additional Information ("SAI").

     Common Stocks. The Fund will ordinarily invest at least 65% of its total assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

     Foreign Securities. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

     Preferred Stock. The Fund may invest, without limitation, in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

                              INVESTMENT ADVISER

     Salem Investment Counselors, Inc., (the "Adviser") 480 Shepherd Street, Winston-Salem, North Carolina 27103, an investment advisory company founded in 1979, is the investment adviser to the Fund. The Adviser is one of the largest private financial counseling firms in North Carolina, providing financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser has been investment adviser to the Fund since its inception. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement.

PORTFOLIO MANAGER

     Mr. David B. Rea is President of the Adviser and acts as the portfolio manager for the Fund. Mr. Rea is also President of The Shepherd Street Funds, Inc. (the "Company"). Mr. Rea has been managing investment portfolios for individuals, corporations, trusts and retirement accounts since joining the Adviser in 1984. Mr. Rea has earned an MBA in finance, a law degree, and is a Chartered Financial Analyst. He has also served as Treasurer to the North Carolina Society of Chartered Financial Analysts. You should be aware that, although Mr. Rea has extensive experience in managing investment portfolios for clients of the Adviser, neither he nor Salem Investment Counselors, Inc. has any prior experience in managing a portfolio for an investment company, and this may result in additional risks for the Fund.

INVESTMENT ADVISORY AGREEMENT.

     The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Advisory Agreement, the Adviser, manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company, For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, a fee equal to 0.40% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

OPERATING SERVICES AGREEMENT.

     The Company has also entered into an Operating Services Agreement with the Adviser ("Services Agreement"). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to;


1. accounting                                 6. custodial
2. administrative                             7. fund share distribution
3. legal (except litigation)                  8. shareholder reporting
4. dividend disbursing and transfer agent     9. sub-accounting, and
5. registrar                                  10. record keeping services

For its services to the Fund under this Agreement, the Fund pays to the Adviser, on the last day of each month, a fee equal to 0.60% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

The Adviser has entered into an Investment Company Services Agreement with Declaration Service Company ("DSC") to provide Transfer Agent and essentially all administrative services for the Fund. The Adviser has also entered into a Distribution Agreement with the Fund and Declaration Distributors, Inc. ("DDI") wherein DDI will act as principal underwriter for the Fund's shares.

The effect of the Investment Advisory Agreement and the Operating Services Agreement is to place a "cap" on the Fund's normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution (12b-1)fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

In order to further limit the effect on the Fund of these other expenses, the Adviser has voluntarily agreed to waive receipt of its fees and/ or voluntarily assume certain fund expenses, to cap the Fund's Total Annual Expenses at not greater than 1.50% of average net assets. If the Adviser waives fees and/or absorbs expenses of the Fund, such an action would have the effect of lowering the Fund's expense ratio and increasing yield to investors during the time such amounts are waived or assumed. The Fund will not be required to pay the Adviser for any amounts voluntarily waived or assumed, nor will the Fund be required to reimburse the Adviser for any amounts waived or assumed during a prior fiscal year. The Adviser's commitment to waive fees and/or assume expenses is entirely voluntary, and may be amended or terminated at any time upon notice to the Board of Directors. However, should the Adviser amend or terminate its commitment, it will notify you in writing at least 30 days prior to any change.

                             INVESTING IN THE FUND

Determination of Share Price
Shares of the Fund are offered at each share's net asset value ("NAV"). NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board Of Directors. The Fund is a No-Load Fund. This means that you will not be charged any sales commissions or underwriting discounts, so 100% of your investment is always invested in shares of the Fund.

The Fund's per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time. The Fund's per share NAV will not be computed on any day that the NYSE is closed, including holidays. Please see the Fund's Statement of Additional Information for a listing of holidays and other days in which the Fund's NAV will not be computed. You should be aware that the Fund may invest in foreign securities. Foreign securities sometimes trade on exchanges that are open on days when the New York Stock Exchange is closed. Accordingly, when the Fund is investing in such securities, the NAV on your shares could change on days when you cannot purchase or redeem shares

Opening and Adding To Your Account
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-888-575-4800. Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM
INVESTMENT           TO OPEN ACCOUNT     TO ADD TO AN ACCOUNT
------------------   -----------------   -----------------------
Regular Account      $1,000              $500
IRAs                 $1,000              $ 50
AUTOMATIC
INVESTMENT
PLANS
------------------
Regular Accounts     $ 1000              $100 per month minimum
IRAs                 $ 1000              $ 50 per month minimum


 HOW TO INVEST                 TO OPEN AN ACCOUNT                        TO ADD TO ACCOUNT
---------------   -------------------------------------------   ----------------------------------
By Mail           Complete an Account Registration Form,        Make your check payable to
                  make a check payable to The Shepherd          The Shepherd Street Equity
                  Street Equity Fund and mail the Form          Fund and mail it to the address
                  and check to The Shepherd Street Funds,       at left.
                  Inc., c/o Declaration Service Company,
                  555 North Lane, Suite 6160,                   Please include your account
                  Conshohocken PA 19428                         number on your check. Or use
                                                                the convenient form attached to
                                                                your regular Fund statement.

By Wire           Ask your bank to wire funds to Account        Ask your bank to wire
                  of First Union National Bank, NA, ABA         immediately available funds to
                  #031201467 Credit: Sheperd Street             the location described at the
                  Funds, Inc., Acct. #2014225620084             left, except that the wire should
                  Further Credit: The Shepherd Street           purchase rather than to open a
                  Equity Fund. The wire should state that       new account.
                  the purchase is to be in your name(s).
                                                                Include your name and Fund
                  The wire should state that you are            account number.
                  opening a new Fund account.
                  Include your name(s), address and
                  taxpayer identification number and the
                  name of the Fund in which you are
                  purchasing shares.

                  Call 1-888-575-4800 to inform us that a
                  wire is being sent.

By Telephone      Telephone transactions may not be used        Call 1-888-575-4800 to make
                  for initial purchases If you wnat to make     your purchase.
                  subsequent transactions via telephone,
                  please select this service on your account
                  Registration Form.

The Shepherd Street Funds, Inc. (the "Company") wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements    After every transaction that affects your account
                           balance or your account registration.

Financial Reports          Quarterly -- to reduce Fund expenses, only one copy
                           of the financial report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

Purchase By Mail
Your purchase order, if accompanied by payment, will be processed upon receipt by Declaration Service Company, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at Declaration Service Company's Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

        Declaration Service Company
        555 North Lane, Suite 6160
        Conshohocken, PA 19428

The Fund reserves the right to reject purchase applications when the Fund determines that such applications would be disadvantageous to existing shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Declaration Service Company, the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Wire Purchases
If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Miscellaneous Purchase Information
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

                       HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
Sale requests should be mailed via U.S. mail or overnight courier service to:

        Declaration Service Company
        555 North Lane, Suite 6160
        Conshohocken, PA 19428

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1. Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4. Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

     Signature Guarantees. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)    if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s);
(iv)   any redemption transmitted by federal wire transfer to your bank; and
(v) if a change of address request has been received by the Company or Declaration Service Company within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $10,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
You may redeem your shares in the Fund by calling the Transfer Agent at 1-888-575-4800 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared, a period that may last up to 15 days.

By Wire
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian charges a $10 fee for outgoing wires.

Redemption At The Option Of The Fund
If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                             PRINCIPAL UNDERWRITER

Declaration Distributors, Inc. ("DDI") acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. DDI is an affiliated company of the Fund's Transfer Agent, Declaration Service Company. DDI is compensated by the Adviser for its services to the Company under a written agreement for such services.

                              TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                              GENERAL INFORMATION

     The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

     In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500, or some other appropriate index.

     According to the law of Maryland under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. Please see the SAI for further information on your rights as a shareholder.

                               DISTRIBUTION FEES

     The Fund has adopted a Distribution Plan (the "12B-1 Plan"), pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing expenses of up to 0.25% per annum of the Fund's average daily net assets on all of its share classes

     The 12B-1 Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transac-tions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

     You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

                             FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's Statement of Additional Information (SAI) and semi-annual report. The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated July 9, 1999, has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus. The Fund's semi-annual report, dated March 31, 1999, contains information concerning the Fund's performance during its first six months of operations.

To receive information concerning the Fund, or to request a copy of the SAI or other documents relating to the Fund, please contact the Fund at:

                        The Shepherd Street Funds, Inc.
                        c/o Declaration Service Company
                          555 North Lane, Suite 6160
                            Conshohocken, PA 19428
                                1-888-575-4800

A copy of your requested document(s) will be sent to you within three days of your request.

You may also receive information concerning the Fund, or request a copy of the SAI or other documents relating to the Fund, by contacting the Securities and Exchange Commission:

In person: at the SEC's Public Reference Room in Washington, D.C.

By Phone: 1-800-SEC-0330

By Mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009 (duplicating fee required)

On the Internet: www.sec.gov
























                          Investment Company Act No.
                                    811-8883

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                                 -------------
                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND
                                 -------------

                               TABLE OF CONTENTS




                                                 Page
                                                -----
Risk/Return Summary .........................     2
Fees And Expenses ...........................     4
Financial Highlights ........................     5
Investment Objectives And Policies ..........     5
Investment Adviser ..........................     6
Investing In The Fund .......................     8
How To Sell (Redeem) Shares .................    11
Dividends and Distributions .................    13
Principal Underwriter .......................    13
Tax Considerations ..........................    13
General Information .........................    14
Distribution Fee ............................    14